                                                                  EXHIBIT 4.1(e)


                                 March 5, 1999


J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSTMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS INC. - SERVICES
     (collectively, the "Companies")
2302 Maxwell Lane
Houston, Texas  77023

Gentlemen:

Reference is made to the Amended and Restated Financing Agreement dated as of December 15, 1997, as amended (herein the "Financing Agreement"). Capitalized terms as used herein shall have the meanings ascribed to them in the Financing Agreement unless otherwise specifically defined herein.

Pursuant to mutual understanding, paragraph 9 of Section 6 and subparagraph I of paragraph 10 of Section 6 are hereby amended to provide that for purposes of calculating the Net Worth and

EBITDA financial covenants for the fiscal quarter year ending January 30, 1999, the projected $3,700,000.00 of asset impairment expenses shall be excluded from such calculations.

No other change in the terms or conditions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.


                                    Very truly yours,

                                    THE CIT GROUP/BUSINESS
                                    CREDIT, INC.



                              By:
                                 ________________________________
                              Title:

Read and Agreed to:

J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN'S SPORTING GOODS INC. - SERVICES
     (collectively, the "Companies")



By:
   ___________________________________
Title:
      ________________________________
      (of each of the above Companies)

OSHMAN'S SPORTING GOODS, INC., in its capacity, as Guarantor, hereby acknowledges the foregoing.



By:
   ___________________________________
Title: